UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2017

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the shareholders of Cheniere Energy, Inc. (the “Company”) approved the amendment and restatement of the Cheniere Energy, Inc. 2011 Incentive Plan (the “Amended and Restated 2011 Plan”) at the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”), as detailed below under Item 5.07. The Amended and Restated 2011 Plan was adopted by the Company’s Board of Directors (the “Board”) on April 13, 2017, subject to shareholder approval at the 2017 Annual Meeting. The material terms of the Amended and Restated 2011 Plan are described in “Proposal 5—Approval of the Amendment and Restatement of the Cheniere Energy, Inc. 2011 Incentive Plan” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2017 (the “2017 Proxy Statement”), which description is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting was held on May 18, 2017. There were 207,051,857 shares of the Company's common stock present or represented by proxy at the 2017 Annual Meeting. This represented approximately 87% of the Company's shares of common stock outstanding as of the record date of the 2017 Annual Meeting. Five proposals, as described in the 2017 Proxy Statement, were voted upon at the 2017 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	182,673,077	3,302,886	452,837	20,623,057
Jack A. Fusco	182,014,562	3,971,913	442,325	20,623,057
Vicky A. Bailey	182,334,573	3,634,048	460,179	20,623,057
Nuno Brandolini	177,761,442	8,199,959	467,399	20,623,057
Jonathan Christodoro	170,968,911	14,974,231	485,658	20,623,057
David I. Foley	182,407,625	3,559,409	461,766	20,623,057
David B. Kilpatrick	178,216,747	7,748,802	463,251	20,623,057
Samuel Merksamer	170,616,731	15,340,395	471,674	20,623,057
Donald F. Robillard, Jr.	183,339,946	2,623,756	465,098	20,623,057
Neal A. Shear	182,499,270	3,412,316	517,214	20,623,057
Heather R. Zichal	181,098,134	4,862,367	468,299	20,623,057

Each of the nominated directors was elected as a director to serve for a one-year term until the 2018 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2016

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	150,610,851	35,261,322	556,627	20,623,057

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2016 to the Company's named executive officers, as disclosed in the 2017 Proxy Statement.

ITEM 3:	ADVISORY AND NON-BINDING VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

	1 Year	2 Years	3 Years	Number of Abstentions	Number of Broker Non-Votes
	185,470,741	253,636	587,293	117,130	20,623,057

In an advisory and non-binding vote, the shareholders approved holding annual advisory votes on the compensation of the Company’s named executive officers. In light of these results and consistent with the Board’s recommendation in the 2017 Proxy Statement, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers annually until the next shareholder vote on the frequency of such vote.

ITEM 4:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	205,870,920	620,244	560,693	—

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017.

ITEM 5:	APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CHENIERE ENERGY, INC. 2011 INCENTIVE PLAN

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	183,258,264	2,607,287	563,249	20,623,057

The shareholders approved the Amended and Restated 2011 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	May 19, 2017	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer